UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 11, 2025

Medalist Diversified REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-38719	47-5201540
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 8436

Richmond, VA, 23226

(Address of principal executive offices)

(804) 338-7708

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Name of each Exchange on Which Registered	Trading Symbol(s)
Common Stock, $0.01 par value	Nasdaq Capital Market	MDRR

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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	ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 11, 2025, (the “Effective Date”), MDRR XXV Depositor 1, LLC, a Delaware limited liability company (the “Purchaser”), a wholly-owned subsidiary of Medalist Diversified REIT, Inc. (the “Company”), through a taxable REIT subsidiary, entered into a Purchase and Sale Agreement (the “Agreement”), a copy of which is filed as Exhibit 10.1 hereto, with Drake Motor Partners Pensacola LLC, a Colorado limited liability company (the “Seller”), whereby the Purchaser agreed to acquire (the “Acquisition”) a 42,461 square foot, single story building on 3.498 acres of land located at 312 E. 9 Mile Road, Pensacola, Florida, and more particularly described in Exhibit A to the Agreement (the “Property”). The total consideration for the Property is $14,544,504 (the “Consideration”), subject to the prorations and adjustments described in the Agreement. The Consideration is to be paid by the Purchaser to the Seller at Closing (as that term is defined in the Agreement). The Purchaser is required to make an earnest money deposit of $500,000 (“Deposit”) within three business days of the Effective Date.

The Agreement contains provisions, representations, warranties, covenants, conditions and indemnities that are customary and standard for the real estate industry and the sale of commercial real property. The Acquisition is expected to close within 45 days. Several conditions to closing on the Acquisition remain to be satisfied, and there can be no assurance that the Purchaser will complete the transaction on the general terms described above or at all. Under certain conditions the Deposit may not be returned to the Purchaser.

The foregoing description is only a summary of the material provisions of the Agreement and is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description
10.1	Purchase and Sale Agreement dated as of June 11, 2025, by and between Drake Motor Partners Pensacola LLC and MDRR XXV Depositor 1, LLC
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL Document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDALIST DIVERSIFIED REIT, INC.

Dated: June 12, 2025	By:	/s/ C. Brent Winn, Jr.
C. Brent Winn, Jr.
Chief Financial Officer